SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 24, 2000


                                IMAGENETIX, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                           33-24138-D               87-0463772
         ------                           ----------               ----------
(State or other jurisdiction       (Commission File Number)      (IRS Employer
     of incorporation)                                            I.D. Number)


                       1635 West Bernardo Drive, Suite 101
                           San Diego, California 92127
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (858) 323-1688



                                       N/A
           ----------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 24, 2000 the Company (which was then named Capital Growth, Inc.) acquired all of the issued and outstanding common stock of Imagenetix, Inc., a Colorado corporation ("Imagenetix Colorado"), from the stockholders of Imagenetix Colorado. As a result of the transaction, the Company changed its name from Capital Growth, Inc. to Imagenetix, Inc. The Company retained Pritchett Siler Hardy ("PSH"), the auditors of Imagenetix Colorado, to continue auditing the combined companies, and the subsequent year-end audits of the Company for the fiscal years ended March 31, 2000 and March 31, 2001 were completed by PSH, who were the original independent certified public accountants and auditors for Imagenetix Colorado. The Company's auditors, Tanner & Co., last audited the Company in December 1999. No Form 8-K was filed following the acquisition of Imagenetix Colorado as there was no formal notice of a change in auditors because Tanner & Co. neither resigned nor was dismissed. As indicated, PSH, the auditors for Imagenetix Colorado, which was the surviving entity of the acquisition pursuant to accounting rules, continued to audit the operations of the Company following the acquisition.

     Nevertheless, with respect to the change of auditors as a result of the acquisition on October 24, 2000:

     (i) As indicated above, Tanner & Co., the former accountant, did not resign or decline to stand for reelection nor was it dismissed. Rather, the prior accountants of Imagenetix Colorado continued the audit responsibilities for the Company.

     (ii) The report of Tanner & Co. for the two prior years did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for a paragraph concerning the Company's ability to continue as a going concern.

     (iii) The decision to continue the services of PSH was approved by the Board of Directors of the Company.

     (iv) There were no disagreements with Tanner & Co. during the Company's two most recent fiscal years or any subsequent interim period preceding the termination of Tanner & Co. (or at any subsequent time) as the Company's auditors, nor were there any disagreements with Tanner & Co. on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure.

     (v) There were no events with Tanner & Co., as described in subparagraph
(v) of Item 304(a)(1).

     The Company has provided Tanner & Co. with a copy of the disclosures contained in this Report and has requested that Tanner & Co. furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a). A copy of the Tanner & Co. letter is included as Exhibit 16.1 to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  16.1 Auditors' confirming letter from Tanner & Co.




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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IMAGENETIX, INC.
                                     (Registrant)

                                     By  /s/ William P. Spencer
                                        ----------------------------------------
                                             William P. Spencer
                                             Chief Executive Officer


Dated:   April 5, 2002


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2j.0401.temp